   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 20, 2003


                                                 REGISTRATION FILE NO. 333-81499
                                                                       811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

                                    PRE-EFFECTIVE AMENDMENT NO.              [ ]
                                                                ----


                                    POST-EFFECTIVE AMENDMENT NO.  23         [X]
                                                                 ----


                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [ ]


                                    AMENDMENT NO.   [1]                      [X]
                                                    ----


                        (CHECK APPROPRIATE BOX OR BOXES.)

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 352-4090

      MARGARET GALLARDO-CORTEZ, ESQ.                        COPY TO:
    CUNA MUTUAL LIFE INSURANCE COMPANY                STEPHEN E. ROTH, ESQ.
          5910 MINERAL POINT ROAD                SUTHERLAND ASBILL & BRENNAN LLP
         MADISON, WISCONSIN 53705                1275 PENNSYLVANIA AVENUE, N.W.
  (NAME AND ADDRESS OF AGENT FOR SERVICE)           WASHINGTON, DC 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

                           It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[ ] on _____ pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)


[X] on May 1, 2003 pursuant to paragraph (a)(i) of Rule 485


If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment
                                                                      ----------

                      TITLE OF SECURITIES BEING REGISTERED:
    Interests in Individual Flexible Premium Variable Life Insurance Policies

                                   PROSPECTUS


                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                       CUNA MUTUAL LIFE INSURANCE COMPANY

                                     THROUGH

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                                2000 HERITAGE WAY

                            WAVERLY, IOWA 50677-9202

                                 (800) 798-5500


This prospectus describes the MEMBERS Variable Universal Life flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Variable Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured.

This prospectus provides information that a prospective Owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

         - Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

         - An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds available through the Separate Account accompanies this prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

         -        Ultra Series Fund
                   Money Market Fund
                   Bond Fund
                   Balanced Fund
                   Growth and Income Stock Fund
                   Capital Appreciation Stock Fund
                   Mid-Cap Stock Fund
                   Multi-Cap Growth Stock Fund

         -       T. Rowe Price International Series, Inc.
                  T. Rowe Price International Stock Portfolio

         -       MFS(R) Variable Insurance TrustSM
                  MFS Strategic Income Series

An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

PLEASE REFER TO THE "SUMMARY OF POLICY BENEFITS AND RISKS" SECTION OF THIS PROSPECTUS THAT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN A POLICY.


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
     POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Summary of Policy Benefits and Risks.......................     3
Benefits Summary...........................................     3
Risk Summary...............................................     5
Fee Tables.................................................     6
CUNA Mutual Life Insurance Company.........................    13
     CUNA Mutual Life Insurance Company....................    13
     The Interest Bearing Account..........................    13
     Legal Proceedings.....................................    13
The Separate Account and the Funds.........................    14
     Ultra Series Fund.....................................    14
     T. Rowe Price International Series, Inc...............    14
     MFS Variable Insurance Trust..........................    15
The Policy.................................................    15
     Applying for a Policy.................................    15
     Flexibility of Premiums...............................    15
     Allocation of Net Premiums...........................     16
     Lapse................................................     16
     Reinstatement........................................     16
     Premiums to Prevent Lapse............................     17
     Death Proceeds.......................................     17
     Accelerated Benefit Option...........................     18
     Change of Specified Amount...........................     18
Policy Values.............................................     19
Accumulated Value.........................................     19
     Transfer of Values...................................     20
     Change of Allocations................................     20
     Dollar-Cost Averaging................................     21
     Surrender and Partial Withdrawals....................     21
     Maturity.............................................     22
     Payment of Proceeds/Settlement Options...............     22
     Policy Loans.........................................     22
Charges and Deductions....................................     23
Other Policy Benefits and Provisions......................     26
     Conditions for Policy Issue..........................     26
     Issue Date...........................................     27
     Owner, Beneficiary...................................     27
     Right-to-Examine Period..............................     27
     Conversion/Exchange of Policy........................     28
     Transfer of Ownership................................     28
     Addition, Deletion, or Substitution of Investments...     28
     Voting Rights........................................     29
     Distribution of Policies.............................     29
Riders and Endorsements...................................     30
Federal Income Tax Considerations.........................     31
Financial Statements......................................     34
Glossary..................................................     35
Statement of Additional Information Table of Contents.....     37

SUMMARY OF POLICY BENEFITS AND RISKS

This summary describes important benefits and risks of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                                BENEFITS SUMMARY

GENERAL BENEFITS OF THE POLICY

Like fixed benefit life insurance, the Policy offers a minimum Death Benefit and provides a Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.

As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

PREMIUMS

The Policy requires an initial premium. The amount of your Policy's Specified Amount determines the amount of your initial premium. After you make the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. The Company reserves the right to refuse any premium payment that is less than $25. The Company also reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.

         - The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. [WE DO NOT ACCEPT ANY PREMIUMS AFTER THE INSURED REACHES ATTAINED AGE 95.] [CONFIRM OR DELETE]

         - Paying the initial premium will not necessarily keep your Policy In Force. Unless the Minimum Death Benefit Guarantee or the No-Lapse Guarantee is in effect, your Policy will enter a 61-day grace period if the Net Cash Value on a Monthly Day is less than the amount needed to pay the Monthly Deduction. In such cases, your Policy will terminate without value unless you pay sufficient Net Premiums during the grace period.

         - MINIMUM DEATH BENEFIT GUARANTEE. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by .60, and is stated on the specifications page of the Policy.

         - NO-LAPSE GUARANTEE. If at all times during the first three Policy years the sum of the premiums received to date, less all partial surrenders and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-lapse guarantee is voided.

                  In cases where the no-lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted

DEATH BENEFIT OPTIONS

-        You must choose between two death benefit options under the Policy.
         Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

         -        the Face Amount on the date of death; plus

         -        any premiums received after the date of death; minus

         -        Policy Indebtedness

-        The Face Amount differs under the two death benefit options:

         -        The Face Amount under OPTION 1 is the greater of:

                  -        the Specified Amount; or

                  - the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.


         -        The Face Amount UNDER OPTION 2 is the greater of:

                  - the Specified Amount plus the Policy's Accumulated Value on the date of death; or

                  - the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

You may select the Specified Amount, which the Company will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount, but you may not decrease it below $50,000 ($10,000 for Issue Ages 65 and over).

CANCELLATION, SURRENDER AND PARTIAL WITHDRAWALS

CANCELLATION: Once we issue your Policy, the RIGHT-TO-EXAMINE PERIOD begins. You may return the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period.

SURRENDER: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Net Cash Value.

         - Federal income taxes and a penalty tax may apply to surrenders.

PARTIAL WITHDRAWALS: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.

         - Federal income taxes and a penalty tax may apply to partial surrenders;

         - A partial surrender reduces the death benefit by at least the amount withdrawn;

         - Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either death benefit option 1 or death benefit option 2, a partial surrender will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the COI. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial surrender under death benefit option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly COI and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly COI is less than it would have been without the surrender.

         - We may deduct a processing fee for each partial surrender. We currently do not deduct this fee.

TRANSFERS

Each Policy year, you may make:

         - Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and

         - Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary.

We may deduct a charge of $20 per transfer after the fourth transfer in a Policy year. We currently waive this charge.

LOANS

- Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. Loans may have tax consequences.

- To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid.

- Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 6% per year.

-        We charge you an interest rate of 8% per year on money that you borrow.
         Interest is accrued throughout the year and is payable at the end of each Policy year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy year. The interest rate charged on Loans is subject to change by the Company.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums.

- Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Proceeds (the amount payable to the Beneficiary upon the Insured's death).

                                  RISK SUMMARY

INVESTMENT RISK

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 6.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Cash Value may fall to zero. In that case, the Policy may Lapse. WE DO NOT GUARANTEE ANY ACCUMULATED VALUE YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial surrenders and loans.

RISK OF LAPSE

Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:

- If your Policy's Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.

- Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy lapsing at the end of the grace period, the Owner must: (1) pay sufficient premium to increase the Net Cash Value to zero by the end of the grace period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-lapse guarantee.

DEFERRED SALES CHARGE RISKS

Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time. You should not purchase this Policy if you intend to surrender all or part of the Cash Value in the near future. This Policy is designed to meet long-term financial goals. THIS POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus Deferred Charges) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

TAX RISKS

We anticipate that the Policy will be considered a life insurance contract under federal income tax law, so that the Death Proceeds paid to the Beneficiary will not be subject to federal income tax.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial surrenders, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial surrenders, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial surrenders, surrenders and loans taken before you reach age 59-1/2. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

PARTIAL SURRENDER LIMITS

The Policy permits you to make a partial surrender, so long as the Specified Amount remaining after such partial surrender would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial surrender reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-lapse guarantee will not remain in effect. A partial surrender also may have adverse tax consequences.

A partial surrender reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial surrender, the Specified Amount is reduced by the amount of the partial surrender. If you selected the variable death benefit (Option 2), then when you make a partial surrender, the death benefit is reduced because the Accumulated Value is reduced.

LOAN RISKS

A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 6.0% that we may, from time to time, credit to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually.

Policy Indebtedness reduces the Death Proceeds and net Cash Value by the amount of such Indebtedness. As with partial surrenders, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-lapse guarantee would not remain in effect.

FUND RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

                                   FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Value among the Subaccounts and the Fixed Account.


                               TRANSACTION FEES(1)

           CHARGE                WHEN CHARGE IS                               AMOUNT DEDUCTED
                                   DEDUCTED              ---------------------------------------------------------------
                                                           MAXIMUM GUARANTEED                     CURRENT CHARGE
                                                                  CHARGE
------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE          Upon receipt of each     0-3.5% of each premium payment,        0-3.5% of each premium
(Taxes)                            premium payment          depending on the Insured's         payment, depending on the
                                                                state of residence           Insured's state of residence
--------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE (DEFERRED        Upon surrender or        $0.87 - $42.31 per $1,000 of      $0.87 - $42.31 per $1,000 of
SALES CHARGE)                     lapse during the         Specified Amount during the        Specified Amount during the
(Minimum and Maximum Charge)       first 9 Policy             first Policy Year(2)                 first Policy Year(2)
                                Years, or during the
                                first 9 Policy Years
                                    following an
                                     increase in
                                  Specified Amount
--------------------------------------------------------------------------------------------------------------------------

Charge for a male Insured,        Upon surrender or       $10.36 per $1,000 of specified         $10.36 per $1,000 of
attained age 41, in the           lapse during the                    amount                       specified amount
preferred non-smoker rating        first 9 Policy
class.                          Years, or during the
                                first 9 Policy Years
                                    following an
                                     increase in
                                  Specified Amount
--------------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH                  At the time the                     $300                              $300
BENEFIT OPTION                    Accelerated Death
                                   Benefit is paid
--------------------------------------------------------------------------------------------------------------------------


PARTIAL WITHDRAWAL FEE              Upon partial            The lesser of: (1) $25 per        The lesser of: (1) $25 per
                                     withdrawal            withdrawal, or (2) 2% of the      withdrawal, or (2) 2% of the
                                                                 amount withdrawn                  amount withdrawn
--------------------------------------------------------------------------------------------------------------------------
SPECIFIED AMOUNT                   Upon increase in        $50 for each Specified Amount         $50 for each Specified
INCREASE CHARGE                   Specified Amount(3)          increase, after the first        Amount increase, after the
                                                                   Policy Year                     first Policy Year
--------------------------------------------------------------------------------------------------------------------------
TRANSFER FEE                      Upon 5th transfer              $20 per transfer                        None
                                  and each transfer
                                 thereafter during a
                                     Policy Year
--------------------------------------------------------------------------------------------------------------------------

--------------------------
1 The deferred sales charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). These charges as shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.

2 The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

3 We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.


                                                    PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
                CHARGE                             WHEN CHARGE IS                                                AMOUNT DEDUCTED
                                                      DEDUCTED                 ----------------------------------------------------
                                                                                           MAXIMUM GUARANTEED
                                                                                                 CHARGE
----------------------------------------------------------------------------------------------------------------------------------
POLICY FEE                                On Policy Issue Date and Monthly                            $6
                                                   Processing Days                         ($3 for issue ages 0-19)
----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE                    On Policy Issue Date and monthly on     $0.0375 per $1,000 of Specified Amount ($0.45
                                           Monthly Processing Day, during                    per $1,000 annually)
                                                 Policy Years 1 - 10
----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(4)                     On Policy Issue Date and Monthly       $0.68 - $1,000.00 per $1,000 of Net Amount at
(Minimum and Maximum Charge)                       Processing Days                        Risk initial annual charge
----------------------------------------------------------------------------------------------------------------------------------
      Charge for a male Insured,         On Policy Issue Date and Monthly       $2.56 per $1,000 of Net Amount of Risk annual
      Attained Age 41  in the                      Processing Days                                  charge
      non-smoker  rating class.
----------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE                                  Daily                    at an annul rate of 0.90% of Variable Account
RISK CHARGE                                                                                                     Value
----------------------------------------------------------------------------------------------------------------------------------
RIDER CHARGES:(5)
----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider            On Policy Issue Date and Monthly      $0.46 - $1.86 per year per $1,000 of Accidental
                                              Processing Days                               Death Benefit
(Minimum and Maximum
  Charge
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
                CHARGE
                                      ---------------------------------------------
                                                   CURRENT CHARGE

-----------------------------------------------------------------------------------
POLICY FEE                                                 $6
                                                ($3 for issue ages 0-19)
-----------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE                    $0.0375 per $1,000 of Specified Amount
                                              ($0.45 per $1,000 annually)

-----------------------------------------------------------------------------------
COST OF INSURANCE(4)                  $0.68 - $1000.00 per $1,000 of Net Amount
(Minimum and Maximum Charge)                 at Risk initial annual charge
-----------------------------------------------------------------------------------
      Charge for a male Insured,        $2.56 per $1,000 of Net Amount at Risk
      Attained Age 41  in the                        annual charge
      non-smoker  rating class.
-----------------------------------------------------------------------------------
MORTALITY AND EXPENSE                   at an annual rate of 0.90% of Variable
RISK CHARGE                                                     Account Value
-----------------------------------------------------------------------------------
RIDER CHARGES:(5)
-----------------------------------------------------------------------------------
Accidental Death Benefit Rider            $0.46 - $1.86 per year per $1,000 of
                                           Accidental Death Benefit
(Minimum and Maximum
  Charge
-----------------------------------------------------------------------------------

---------------------

4 Cost of insurance charges vary based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, we may provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.

5 Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, and Waiver of Premium Disability Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.

                                                    PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
                CHARGE                             WHEN CHARGE IS                                                 AMOUNT DEDUCTED
                                                      DEDUCTED                 ----------------------------------------------------
                                                                                           MAXIMUM GUARANTEED
                                                                                                 CHARGE
-----------------------------------------------------------------------------------------------------------------------------------
      Charge for a male Insured,          On Policy Issue Date and Monthly     $0.71 per $1,000 of Accidental Death Benefit per
      Attained Age 36  in the                      Processing Days                                   year
      non-smoker rating class.
-----------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider                  On Policy Issue Date Monthly           $0.75 per unit per month ($9.00 per unit
(Minimum and Maximum Charge)                       Processing Days                                 annually)
-----------------------------------------------------------------------------------------------------------------------------------
      Not Applicable                      On Policy Issue Date and Monthly         $0.75 per unit per month ($9.00 per unit
                                                   Processing Days                                 annually)
-----------------------------------------------------------------------------------------------------------------------------------
Executive Benefits Plan Endorsement       Upon exercise during the first 2                           $150
                                                    Policy Years
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider             On Policy Issue Date and Monthly           $0.87 - $2.07 per unit annual charge
(Minimum and Maximum Charge)                       Processing Days
-----------------------------------------------------------------------------------------------------------------------------------
      Charge for a male  Insured,           On Policy Issue Date Monthly                 $1.06 per unit annual charge
      Attained Age 8, in the                       Processing Days
      standard  rating class
-----------------------------------------------------------------------------------------------------------------------------------
Other Insured Rider                       On Policy Issue Date and Monthly      $0.68 - $1,000 (initial annual COI charge) plus
(Minimum and Maximum Charge)                       Processing Days                          $20 (annual rider fee)
-----------------------------------------------------------------------------------------------------------------------------------
      Charge for a female Insured,        On Policy Issue Date and Monthly       $1.61 per $1,000 of coverage plus $20 (annual
      Attained Age 36, in the                      Processing Days                                 charges)
      non-smoker rating class
-----------------------------------------------------------------------------------------------------------------------------------
Term Insurance Rider                      On Policy Issue Date and Monthly      $0.68 - $1,000 (initial annual COI charge) plus
(Minimum and Maximum Charge)                       Processing Days                          $20 (annual rider fee)
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male Insured, Attained       On Policy Issue Date and Monthly               $2.75 per $1,000 of coverage
Age 42, in the  non-smoker rating                  Processing Days
class



-------------------------------------------------------------------------------------
                CHARGE
                                        ---------------------------------------------
                                                     CURRENT CHARGE

-------------------------------------------------------------------------------------
      Charge for a male Insured,            $0.71 per $1,000 of Accidental Death
      Attained Age 36  in the                         Benefit per year
      non-smoker rating class.
-------------------------------------------------------------------------------------
Children's Insurance Rider                $0.75 per unit per month ($9.00 per unit
(Minimum and Maximum Charge)                             annually)
-------------------------------------------------------------------------------------
      Not Applicable                      $0.75 per unit per month ($9.00 per unit
                                                         annually)
-------------------------------------------------------------------------------------
Executive Benefits Plan Endorsement                         Free

-------------------------------------------------------------------------------------
Guaranteed Insurability Rider               $0.87 - $2.07 per unit annual charge
(Minimum and Maximum Charge)
-------------------------------------------------------------------------------------
      Charge for a male  Insured,               $1.06 per unit annual charge
      Attained Age 8, in the
      standard  rating class
-------------------------------------------------------------------------------------
Other Insured Rider                      $0.68 - $1,000 (initial annual COI charge)
(Minimum and Maximum Charge)                    plus $20 (annual rider fee)
-------------------------------------------------------------------------------------
      Charge for a female Insured,         $1.53 per $1,000 of coverage plus $20
      Attained Age 36, in the                         (annual charges)
      non-smoker rating class
-------------------------------------------------------------------------------------
Term Insurance Rider                     $0.48 - $1,000 (initial annual COI charge)
(Minimum and Maximum Charge)                    plus $20 (annual rider fee)
-------------------------------------------------------------------------------------
Charge for a male Insured, Attained             $1.63 per $1,000 of coverage
Age 42, in the  non-smoker rating
class
-------------------------------------------------------------------------------------

                                                    PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
                CHARGE                             WHEN CHARGE IS                                                 AMOUNT DEDUCTED
                                                      DEDUCTED                 ----------------------------------------------------
                                                                                           MAXIMUM GUARANTEED
                                                                                                 CHARGE
-----------------------------------------------------------------------------------------------------------------------------------
Disability Waiver of Monthly              On Policy Issue Date and Monthly        2.20% - 24.20% of monthly maximum
Deductions Rider                                   Processing Days                            deductions
      (Minimum and Maximum Charge)
-----------------------------------------------------------------------------------------------------------------------------------
      Charge for a male Insured,          On Policy Issue Date and Monthly            4.5% of monthly deductions
      Attained Age 35, in the                      Processing Days
      non-smoker rating class
-----------------------------------------------------------------------------------------------------------------------------------
Disability Waiver of Premium and          On Policy Issue Date and Monthly        2.20% - 24.20% of maximum monthly
Monthly Deductions Rider                           Processing Days             eductions and 2.2% to 12.2% of premium to
      (Minimum and Maximum Charge)                                                            be waived
-----------------------------------------------------------------------------------------------------------------------------------
      Charge for a male Insured,          On Policy Issue Date and Monthly     4.5% of monthly deductions and 2.25% of
      Attained Age 34, in the                      Processing Days                       premium to be waived
      non-smoker rating class
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                CHARGE
                                           ------------------------------------------------
                                                          CURRENT CHARGE

------------------------------------------------------------------------------------------
Disability Waiver of Monthly               2.20% - 24.20% of maximum monthly deductions
Deductions Rider
      (Minimum and Maximum Charge)
------------------------------------------------------------------------------------------
      Charge for a male Insured,                4.5% of maximum monthly deductions
      Attained Age 35, in the
      non-smoker rating class
------------------------------------------------------------------------------------------
Disability Waiver of Premium and         2.20% - 24.20% of maximum monthly deductions and
Monthly Deductions Rider                       2.2% to 12.2% of premium to be waived
      (Minimum and Maximum Charge)
------------------------------------------------------------------------------------------
      Charge for a male Insured,          4.5% of maximum monthly deductions and 2.25% of
      Attained Age 34, in the                          premium to be waived
      non-smoker rating class
------------------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2002.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                               MINIMUM       MAXIMUM
                                                               -------       -------
MANAGEMENT FEES                                                  0.45%        1.05%
DISTRIBUTION AND/OR SERVICE (12B-1) FEES                         0.00%        0.00%
OTHER EXPENSES                                                   0.00%        0.37%
TOTAL ANNUAL FUND OPERATING EXPENSES                             0.46%        1.12%

The following tables show the fees and expenses incurred by the Funds. The purpose of the table is to assist you in understanding the various costs and expenses that you bear directly and indirectly. The table reflects charges and expenses of the Funds for the fiscal year ended December 31, 2002. Future expenses of the Funds may be higher or lower than those shown. For more information on the fees and expenses described in this table, see the Funds' prospectuses which accompany this prospectus.

The following table shows the fees and expenses (before waiver or reimbursement) charged by each of the Funds for the fiscal year ended December 31, 2002.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets before fee waivers and expense reimbursements):

                                                                                                                TOTAL
                      FUND                              MANAGEMENT           12B-1          OTHER               ANNUAL
                                                           FEES              FEES          EXPENSES            EXPENSES

Ultra Money Market Fund(1)                                0.45%              None             0.01%             0.46%
Ultra Bond Fund(1)                                        0.55%              None             0.01%             0.56%
MFS Strategic Income Series                               0.75%              None            0.37%(3)         1.12%(2)
Ultra Balanced Fund(1)                                    0.70%              None             0.01%             0.71%
Ultra Growth and Income Stock Fund(1)                     0.60%              None             0.01%             0.61%
Ultra Capital Appreciation Stock Fund(1)                  0.80%              None             0.01%             0.81%
Ultra Mid-Cap Stock Fund(1)                               1.00%              None             0.01%             1.01%
Ultra Multi-Cap Growth Stock Fund(1)(4)                   0.85%              None             0.01%             0.86%
T. Rowe Price International Stock Portfolio(1)            1.05%              None             0.00%             1.05%


         (1) These Funds pay their investment managers an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund's independent trustees.


         (2) The Fund has an expense offset arrangement which reduces its custody fees based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. "Other Expenses" do not reflect these expense reductions. Had these expense reductions been taken into account, "Other Expenses" would equal 0.__% for the Strategic Income Series.


         (3) MFS has contractually agreed, subject to future repayment, to bear expenses for this Fund in excess of 0.15% of the Fund's average daily net assets (after taking into account the custody expense arrangement described in note 2). This contractual fee arrangement will continue until at least May 1, 2004, unless changed with the consent of the Series' board of trustees.

         (4) As of May 1, 2003, this Fund replaced the MFS Emerging Growth Series as an investment option.

CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202.

On July 1, 1990, we entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."

THE INTEREST BEARING ACCOUNT

The Interest Bearing Account is part of the Company's General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account's assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. The Company guarantees that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

LEGAL PROCEEDINGS

We, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

THE SEPARATE ACCOUNT AND THE FUNDS

We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts are our general obligations and payable out of our General Account.

ULTRA SERIES FUND

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Wellington Management Company, LLP serves as the investment subadviser for the Mid-Cap Stock Fund and the Multi-Cap Growth Stock Fund. Shares of the Ultra Series Fund also are offered to CUNA Mutual Group affiliated separate accounts and qualified retirement plans.

MONEY MARKET FUND. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

BOND FUND. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years.

BALANCED FUND. This Fund seeks a high total return through the combination of income and capital growth.

GROWTH AND INCOME STOCK FUND. This Fund seeks long-term growth of capital with income as a secondary consideration.

CAPITAL APPRECIATION STOCK FUND.  This Fund seeks long-term growth of capital.

MID-CAP STOCK FUND. This Fund seeks long-term capital appreciation by investing in mid-size and small companies.

MULTI-CAP GROWTH STOCK FUND. This Fund seeks long-term growth of capital through investments primarily in common stock of growth-oriented companies.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International, Inc. ("Price International") serves as the investment adviser to the T. Rowe Price International Stock Portfolio.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

MFS VARIABLE INSURANCE TRUST

MFS Investment Management(R) ("MFS") serves as the investment adviser to the MFS Strategic Income Series and MFS Emerging Growth Series.

MFS STRATEGIC INCOME SERIES. This Fund seeks to provide income and capital appreciation.


MORE INFORMATION ABOUT THE FUNDS

In addition to the Separate Account, the Funds, other than those of Ultra Series Fund, may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Code.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUNDS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Funds available under the Policy are very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

The Company has entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other separate accounts of the Company) in the Funds managed by that adviser. These percentages differ, and some advisers may pay us more than others. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

THE POLICY

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and submit it to an authorized sales representative. You must also pay an initial premium, as further described below, while the Insured is alive, on or before the Issue Date. All premiums after the initial premium must be paid to the Home Office.

FLEXIBILITY OF PREMIUMS

The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

If you want the no-lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy years, will keep the no-lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured's Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by .60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-lapse guarantee in Effect for that time. The minimum initial premium for your Policy is shown on the Policy's data page.

We reserve the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We reserve the right to refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS

You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum initial allocation of Net Premium must be at least 5% of amount applied for any allocation to a Subaccount or the Interest Bearing Account (subsequent to the initial allocation) and only whole percentages are permitted.

If the initial premium is received before we issue the Policy, it is held in the company's General Account until the Issue Date. On the Issue Date, the Net Premium is allocated to the Subaccounts and the Interest Bearing Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocation is changed by the Owner.

LAPSE

If your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions. If the Insured dies during the grace period, unpaid Monthly Deductions are deducted from the Death Proceeds.

REINSTATEMENT

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

         - You make a Written Request to reinstate the Policy within five years after the Lapse.

         - You provide satisfactory evidence of insurability (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy).

         - You pay Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period, assuming no investment gains or losses.

         - You pay the amount of the Monthly Deductions due on the first three Monthly Days after the reinstatement is effective.

         - if Lapse occurs during the twelve months following the Issue or an Increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

A reinstatement becomes effective only after we approve it. The Company will reinstate Accumulated value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred.

PREMIUMS TO PREVENT LAPSE

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

         A. NO-LAPSE GUARANTEE: If at all times during the first three Policy years the sum of the premiums received to date, less all partial surrenders and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been in Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-lapse guarantee is voided.

                  In cases where the no-lapse guarantee is in effect and there is insufficient Net Cash Value to from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

         B. MINIMUM DEATH BENEFIT GUARANTEE: The minimum death benefit guarantee provides that the Company will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial surrenders and Policy loans, is at least equal to the monthly target premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will reaming In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly target premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

                  The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease in the Specified Amount, change the death benefit option, or add or delete riders.

                  If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

                  Where the minimum death benefit garantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

DEATH PROCEEDS

Payment of Death Proceeds. When we receive satisfactory, written proof of the Insured's death, we will pay the Death Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Proceeds to you, if living, or to your estate.

We will pay Death Proceeds payable to your estate in one sum. We will pay Death Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Proceeds from the date we receive proof of death (or from the date of the Insured's death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two death benefit options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under OPTION 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under OPTION 2 is the greater of (a) the Specified Amount plus the Policy's Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

ACCELERATED BENEFIT OPTION

If you elect to receive an accelerated payment of the Death Benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible Death Benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible Death Benefit is the Death Benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the Death Benefit and deduct interest on the amount paid. As a result, the Death Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

[IN ORDER TO BE CONSIDERED ELIGIBLE, THE COVERAGE MUST:

1)       BE IN FORCE OTHER THAN AS EXTENDED TERM INSURANCE; AND

2) HAVE MORE THAN TWO YEARS UNTIL ITS MATURITY OR EXPIRATION DATE, FROM THE DATE WRITTEN NOTIFICATION TO EXERCISE THIS BENEFIT IS RECEIVED AT THE HOME OFFICE][CONFIRM OR DELETE]

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT

You may change the Specified Amount at any time after the first Policy year by written request. Changing the Specified Amount may have tax consequences. If more than one increase is requested in a Policy year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.

Decreases. After the decrease, the Specified Amount must be at least $50,000 ($10,000 for Issue Ages 65 and over). The decrease is effective as of the same Monthly Day or the following day the request is received at the Home Office. For purposes of determining the COI, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

When an increase in Specified Amount occurs, the Owner will be given a right-to-examine and conversation/exchange rights on the increase. In the event of exercise of the exchange right with respect to an increase in Specified Amount, the amount of Cash Value transferable to the new Policy shall be limited to the amount allocated to the increase in the Specified Amount.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. In no instance, however, will the additional Deferred Charge exceed the lesser or $30 of the guideline annual premium for the increase or of the Cash Value and premiums paid which are allocable to the increase. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We reserve the right to require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a COI rate different than the COI rate charged on the original Specified Amount.

POLICY VALUES

ACCUMULATED VALUE. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of the Company's General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

         -        Investment gains occur in any Subaccount.

         - Interest is credited to the Policy for amounts held in the Interest Bearing Account.

         - Interest is credited to the Policy for any loan amounts held in the Loan Account.

         -        Additional premiums are paid.

         - Policy dividends are paid into the Subaccounts or Interest Bearing Account.

Accumulated Value decreases whenever:

         -        Investment losses occur in any Subaccount.

         -        Monthly Deduction or service fees are paid.

         -        A partial surrender is made.

         - A charge is made for reallocating Net Cash Value between the Subaccounts or between the Interest Bearing Account and Subaccounts. The amount reallocated would be reduced by the amount of the transfer charge.

Accumulated Value is unaffected when:

         -        A Policy loan is either disbursed or repaid.

         - Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

 The value in a Subaccount attributable to a Policy is equal to the number of units that the Policy has in each Subaccount, multiplied by the Unit Value of that Subaccount. Because the Separate Account purchases shares of the Funds, the value of the Subaccounts will reflect the investment advisory or advisory/administrative fees and other expenses incurred by the Funds.

The Unit Value of each Subaccount was originally set at $10 for the first Valuation Period. The Unit Value may increase or decrease from one Valuation Period to the next. The Unit Value will vary between Subaccounts.

TRANSFER OF VALUES

You may make the following transfers of Accumulated Value: (1) between Subaccounts at anytime; (2) from a Subaccount to the Interest Bearing Account at any time; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. The first four transfers in a Policy year are free. The Company may charge $20 for the fifth and each additional transfer in a Policy year. We are currently waiving this fee. [ALL TRANSFERS REQUESTED ON THE SAME VALUATION DAY ARE CONSIDERED ONE TRANSFER FOR PURPOSES OF THE TRANSFER FEE.][CONFIRM]

Transfers must be made by Written Request [AND CONTAIN YOUR MANUAL SIGNATURE]. The Written Request will take effect as of the day it is received at the Home Office. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

         -        Record calls requesting transfers.

         - Ask the caller questions in an attempt to determine if you are the caller.

         - Transfer funds only to other Subaccounts and to the Interest Bearing Account.

         -        Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our Home Office.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.

A request to transfer Subaccount Values to other Subaccounts and/or the Interest Bearing Account or from the Interest Bearing Account to one or more Subaccounts which is received before 3:00 p.m. Central Standard Time will take effect as of the day it is received. Transfer requests received after that time are processed as of the following Valuation Day.

We further reserve the right to restrict the ability to transfer Accumulated Value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies.

CHANGE OF ALLOCATIONS


You may request a change in the allocation of future Net Premiums in writing or by telephone. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed. Changing the death benefit option may have tax consequences.


Allocation changes requested by telephone or fax will be followed only if you have a telephone or fax authorization on file at the Home Office.

A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received at the Home Office. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office.

DOLLAR-COST AVERAGING

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $200 per month. If less than $200 remains in the Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason.
[SCOTT: PLEASE CONFIRM THE ABOVE]

SURRENDER AND PARTIAL WITHDRAWALS

You may, by Written Request, make partial or full surrenders under your Policy, subject to obtaining the written consent of all assignees or Irrevocable Beneficiaries prior to such partial or full surrender. A surrender or partial surrender of the Policy is effective as of the date we receive a Written Request for surrender. The effective date of any full or partial surrender will be the date the Written Request for such full or partial surrender is received by the Company at its Home Office. Payments generally will be made within seven days of the full or partial surrender date unless a suspension of payments is in effect. Full and partial surrenders may have adverse tax consequences. For information on possible tax effects of full or partial surrenders, see Tax Treatment of Policy Proceeds.

Policy Surrender. You may surrender the Policy for its Net Cash Value, in which case we may require the return of the Policy. The Company will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.

Partial Surrenders. You may take a portion of your Policy's Net Cash as a partial surrender. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial surrender is to be made. The Company will not deduct any contingent deferred sales or administrative charges in the case of a partial surrender, but may apply a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender against the surrender proceeds. If no specification is made, the Company will withdraw the surrendered amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are withdrawn. If there is insufficient Accumulated Value to follow these percentages, the partial surrender amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial surrender fee will be deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial surrender fee.

No partial surrender will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).

Unless the Face amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit option, a partial surrender will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the COI. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial surrender under Death Benefit Option 2.

If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly COI and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly COI is less than it would have been without the surrender.

MATURITY

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date [, UNLESS THE MATURITY DATE HAS BEEN EXTENDED, AS ALLOWED BY STATE LAW. THE TAX CONSEQUENCES ASSOCIATED WITH CONTINUING THE POLICY BEYOND THE INSURED'S 100TH BIRTHDAY ARE UNCERTAIN AND YOU SHOULD CONSULT A TAX ADVISER.][CONFIRM OR DELETE]

PAYMENT OF PROCEEDS/SETTLEMENT OPTIONS

There are several options for receiving Death Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by the Company. For more information concerning the options listed below, please contact the Home Office. The available settlement options are as follows:

         -        Interest Option

         -        Installment Option

         -        Life Income - Guaranteed Period Certain

         -        Joint and Survivor Life

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by the Company. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit Loan Account Value with interest at an effective annual rate of 6%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account. [SCOTT: PLEASE CONFIRM]

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the

Interest Bearing Account. If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a MEC-defined term, loans may be currently taxable and subject to a 10% federal penalty tax.

CHARGES AND DEDUCTIONS

MONTHLY DEDUCTION. The Monthly Deduction due on each Monthly Day will be the sum of:

         -        the Cost of Insurance for that month; plus

         -        the monthly Policy fee; plus

         -        the monthly administrative fee; plus

         -        the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is made by redeeming the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 5% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

COST OF INSURANCE. The Company will determine a Cost of Insurance ("COI") rate to be used on each Monthly Day. The COI rate for the Policy will be determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges will depend on the Company's expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the Cost of Insurance rate by the net amount at risk for a Policy. Under death benefit option 2, the net amount at risk is always the Specified Amount. Under death benefit option 1, the net amount at risk is the Specified Amount less the Accumulated Value. For a Policy where there has been an increase in the Specified Amount, the COI rate applicable to the initial Specified Amount is usually different from that for the increase. Likewise, there is a net amount at risk associated with the initial Specified Amount and the increase. The net amount at risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the net amount at risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

MONTHLY POLICY FEE. The monthly Policy fee is a fee the Company charges to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

MONTHLY ADMINISTRATIVE FEE. The Company assesses an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

MORTALITY AND EXPENSE RISK CHARGE. The Company deducts daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by the Company is that the actual expense will be greater than that expected by the Company. The Company has primary responsibility for all administration for the Policy, the Separate Account and the Interest Bearing Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. If proceeds from this charge are not needed to cover mortality and expense risks, the Company may use proceeds to finance distribution of the Policies or for any other lawful purpose.

CONTINGENT DEFERRED SALES AND ADMINISTRATIVE CHARGES. To reimburse the Company for sales expenses and Policy issue expenses, the Company deducts contingent deferred sales and administrative charges ("Deferred Charges") from the proceeds in the event of a complete surrender of the Policy during the first ten years. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the

Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact the Company.

The Deferred Charges vary by the Age of Insured , sex, and smoking status. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The Company will use the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. The Company will not deduct any Deferred Charges from the proceeds in the event of a partial surrender of the Policy. The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:


                                   Beginning                        Percentage of
                                  Policy Year                   Deferred Charges Remaining
                                  -----------                   --------------------------
                                       2                               95%
                                       3                               90%
                                       4                               85%
                                       5                               75%
                                       6                               65%
                                       7                               50%
                                       8                               35%
                                       9                               20%
                                      10+                               0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same for each month of the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

         -        to pay surrender charges upon full surrender of the Policy;

         - to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

         - to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy year. An administrative charge of $300 may be charged if an owner elects to receive an accelerated benefit while terminally ill.

PARTIAL SURRENDER. If a Partial Surrender is made, the Company will not deduct any Contingent Deferred Sales or Administrative Charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender. These fees are currently waived by the Company.

TRANSFER FEE. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. After four transfers in any given Policy year, the Company may deduct $20 per transfer from the amount transferred. These fees are currently waived by the Company.

FEDERAL AND STATE INCOME TAXES. Other than Premium Taxes (and taxes in lieu of Premium Taxes), no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company should determine that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

DUPLICATE POLICY CHARGE. You can obtain a certification of your policy at no charge. There will be a $30 charge for a duplicate policy.

CHANGE OF SPECIFIED AMOUNT CHARGE. The Company will assess a $50 charge for each change in Specified Amount after the first in a Policy year.

FUND CHARGES. Charges made by the Funds are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.

OTHER POLICY BENEFITS AND PROVISIONS

CONDITIONS FOR POLICY ISSUE

The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination. Smoker rates are determined based on Age, sex, and duration. Higher rates are charged if the Company determines that for some reason the Insured is a higher mortality risk. Nonsmoker rates are charged for nonsmokers over the Age of 19 who have completed and returned to the Company a Nonsmoker Statement, and when required by underwriting guidelines, a Part 2 Health Statement.

ISSUE DATE

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

OWNER, BENEFICIARY

You are the person who purchases the Policy and is named in the application. You may not be the Insured.

You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT-TO-EXAMINE PERIOD

The Owner may cancel the Policy before the latest of the following three events:

         -        45 days after the date of the application;

         - 20 days after the Company has personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

         -        20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. Unless prohibited by state law the refund will include:

         -        All charges for state taxes deducted from premiums; plus

         -        Total amount of Monthly Deductions; plus

         -        Any other charges taken from the Accumulated Value; plus

         - The Accumulated Value on the date the Company received the returned Policy; minus

         -        Any Policy indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy.

If there is an increase in Specified Amount and such increase is not the result of the Automatic Increase Rider or change in death benefit option, the Owner will be granted a right-to-examine period, with respect to the increase. The Owner may request a cancellation of the increase during the right-to-examine period. The Owner will then receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy's Accumulated Value allocated among the Subaccounts and Interest Bearing Account as if it were Net Premium, equal to all Monthly Deductions attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after the Company receives the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of and after an increase in Specified Amount will be allocated to the Subaccounts and/or the Interest Bearing Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the right-to-examine period for the increase.

CONVERSION/EXCHANGE OF POLICY

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:

         - written request for the Policy exchange or change signed by the Owner;

         -        surrender of the Policy; and

         -        payment of any required costs.

The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same net amount at risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy.

TRANSFER OF OWNERSHIP

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The notice of transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.


The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received written notice of the transfer. A transfer of ownership may have tax consequences.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS

We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in its own right, it may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from owners in favor of changes initiated by owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

DISTRIBUTION OF POLICIES

We have entered into a distribution agreement with our affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Policies. CUNA Brokerage, located at 5910 Mineral Point Road, Madison, Wisconsin 53705-4456, sells the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

We pay commissions for the sale of the Policies. The maximum commissions payable for sales by CUNA Brokerage' sales representatives are: ___% of premiums up to the target premium and __% of premiums above that amount paid in the first Policy Year; ___% of premium in Policy Years __ through __; and __% of premium paid thereafter. [SCOTT: PLEASE PROVIDE.] For each premium paid following an increase in face amount, we pay a commission up to the target premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. We may pay additional amounts and reimburse certain expenses based on various factors. CUNA Brokerage and other selling broker-dealers share commissions and additional amounts received for sales of the Policies with their sales representatives making the sales in accordance with their rules and policies for compensating sales representatives.

RIDERS AND ENDORSEMENTS

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.

CHILDREN'S INSURANCE. The rider provides level term insurance to Age 23 of the child or Age 65 of the parent, if sooner, on the children of the Owner. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. This rider may be converted without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the owner, if sooner.

GUARANTEED INSURABILITY. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

ACCIDENTAL DEATH BENEFIT. This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

AUTOMATIC INCREASE. This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

OTHER INSURED. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

TERM INSURANCE. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

WAIVER OF PREMIUM AND MONTHLY DEDUCTION DISABILITY BENEFIT. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

EXECUTIVE BENEFITS PLAN ENDORSEMENT. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

         1. the policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance Company or an affiliate;

         2.       the contract (policy) is owned by a business or trust;

         3.       the new contract (policy) is owned by the same entity;

         4. the annuitant (insured) under the contract (policy) is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

         5. the annuitant (insured) under the new contract is also a selected manager or highly compensated employee;

         6. we receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two contract (policy) years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an owner to allocate premium payments and Accumulated Value and the narrow investment objective of certain Funds, have not been explicitly addressed in published rulings. While we believe that the Policies do not give you investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial surrenders, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial surrenders.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have Attained Age 59-1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or face amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See page 12 for more information regarding the Endorsement.)

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

BUSINESS USES OF THE POLICY

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

THE COMPANY'S TAXES

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Home Office.

GLOSSARY

ACCUMULATED VALUE. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

AGE. The number of completed years from the Insured's date of birth.


ATTAINED AGE. Age of the Insured on the most recent Policy Anniversary.


BENEFICIARY. Person or entity named to receive all or part of the Death
Proceeds.


CASH VALUE. Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA MUTUAL GROUP. CUNA Mutual Insurance Society, its subsidiaries and affiliates, including the Company.


DEATH BENEFIT RATIO. The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.


DEATH PROCEEDS. Amount to be paid if the Insured dies while the Policy is In Force.


FACE AMOUNT. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

FUND. An investment portfolio (sometimes called a Series) of the Ultra Series Fund, the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust.


HOME OFFICE. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677-9202


IN FORCE. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

INDEBTEDNESS. Policy loans plus accrued interest on the loans.


INSURED. Person whose life is insured under the Policy.


ISSUE AGE. Age of Insured at the time the Policy was issued.


ISSUE DATE. The date from which Policy Anniversaries, Policy years, and Policy months are determined.


LAPSE. Condition when the Insured's life is no longer insured under the Policy.


LOAN ACCOUNT. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.


MONTHLY DAY. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

NET ASSET VALUE. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.


NET CASH VALUE. The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.


NET PREMIUMS. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).


OWNER (YOU, YOUR). The Owner as named in the application. The Owner may be other than the Insured.

POLICY ANNIVERSARY. Same day and month as the Issue Date for each year the Policy remains In Force.


PREMIUM TAX. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

RECORD DATE. The date the Company records the Policy on its books as an In Force Policy.


SEPARATE ACCOUNT. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.

SPECIFIED AMOUNT. The amount chosen by the Owner which is used to determine the Face Amount.


TARGET PREMIUM. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.


UNIT VALUE. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.


VALUATION DAY. For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD. The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

WRITTEN REQUEST

A written notice or request in a form satisfactory to the Company and received at the Home Office [AND BEARING THE MANUALLY EXECUTED SIGNATURE OF THE OWNER][CONFIRM]. A written request includes a telephone or fax request made pursuant to the terms of a manually executed telephone or fax authorization on file at the Home Office.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

Policy Information
    The Policy
    Our Right to Contest the Policy
    Misstatement of Age or Sex
    Suicide Exclusion
    Collateral Assignments
    Changing Death Benefit Options
    Dividends
    Additional Information on Underwriting and Charges
    Suspension of Payments
    Additional Information on Benefits and Settlement Options
Illustrations
    Independent Accountants
    Registration Statement
    Actuarial Matters
    Distribution of the Policies
    Records
    Legal Matters
    State Regulation
    Experts
    Information about the Company
    The Fixed Account
    Additional Information about the Separate Account and the Funds Financial Statements
Appendix A - First Year Surrender Charges per 1,000 of Specified Amount Appendix B - Death Benefit Percentage Factor

[OUTSIDE BACK COVER PAGE]

To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, net cash surrender values, and Policy Values, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at our Home Office, 2000 Heritage Way, Waverly, Iowa 50677-9202.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                        CUNA MUTUAL LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy (the "Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Separate Account (the "Separate Account"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 and the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and MFS(R) Variable Insurance Trust(SM). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.



The date of this Statement of Additional Information is May 1, 2003.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


Policy Information...............................................................        1
   The Policy....................................................................        1
   Our Right to Contest the Policy...............................................        1
   Misstatement of Age or Sex....................................................        1
   Suicide Exclusion.............................................................        2
   Collateral Assignments........................................................        2
   Changing Death Benefit Options................................................        2
   Dividends.....................................................................        3
   Additional Information on Underwriting and Charges............................        3
   Suspension of Payments........................................................        3
   Additional Information on Benefits and Settlement Options.....................        4
Illustrations....................................................................        5
   Independent Accountants.......................................................        5
   Registration Statement........................................................        5
   Actuarial Matters.............................................................        5
   Distribution of the Policies..................................................        5
   Records.......................................................................        7
   Legal Matters.................................................................        7
   State Regulation..............................................................        7
   Experts.......................................................................        8
   Information about the Company.................................................        8
   The Interest Bearing Account..................................................        8
   Additional Information about the Separate Account and the Funds...............        8
Financial Statements.............................................................       10
Appendix A - First Year Surrender Charges per 1,000 of Specified Amount..........       12
Appendix B - Death Benefit Percentage Factor.....................................       14

POLICY INFORMATION
================================================================================


THE POLICY


The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.


OUR RIGHT TO CONTEST THE POLICY

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

MISSTATEMENT OF AGE OR SEX

For a Policy based on male or female cost of insurance rates (see data page for basis), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):


a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age and gender.



b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Day.


For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):


a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age.



b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Day.

SUICIDE EXCLUSION


If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.


If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.

CHANGING DEATH BENEFIT OPTIONS


You may change the Death Benefit option. Changing the Death Benefit option may have tax consequences. The change will become effective as of the first Monthly Day after a Written Request. We reserve the right to require evidence of insurability.



      - If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Accumulated Value on the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Accumulated Value from that point on, unless the death benefit derived from application of the Death Benefit Ratio applies.



No change from Death Benefit option 1 to Death Benefit option 2 is allowed if the resulting Specified Amount would be less than $40,000 ($8,000 if Issue Age is 65 and over).



      - If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Accumulated Value on the effective date of the change. This change does not alter the amount of the Policy's Face Amount at the time of the change, but does affect the determination of the Face Amount from that point on. The Face Amount as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Face Amount derived from application of the Death Benefit Ratio applies.



Your insurance goals should determine the appropriate death benefit option. If you prefer to have favorable investment results and additional premiums reflected in the form of an increased death benefit, you should choose death benefit option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values, you should choose death benefit option 1.

A change of death benefit option will also change the Cost of Insurance (COI) for the duration of the Policy. The COI on any Monthly Day is equal to the Face Amount minus the Accumulated Value, multiplied by the COI rate. The COI rate is the same under both options, but the difference between Face Amount and Accumulated Value varies inversely with Accumulated Value under option 1, but is constant under option 2, unless the Face Amount derived from application of the Death Benefit Ratio applies.


DIVIDENDS

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:


      a) Paid into the Subaccounts and the Interest Bearing Account as Net Premiums;


                  or

      b)    Paid to you in cash.


If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For Issue Ages 0 - 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed.


ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES

We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

      - The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.


      - Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.


      - Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.


      - Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally the company will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges


SUSPENSION OF PAYMENTS


For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

      1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

      2. During periods when trading on the Exchange is restricted as determined by the SEC.

      3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

      4. During any other period permitted or required by order of the SEC for the protection of investors.


To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.


ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS


Settlement options other than lump sum payments are, in our discretion, available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:



      1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.



      2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period . No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.



      3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.



      4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.


Not all Settlement Options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.


Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is no or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.


We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

ILLUSTRATIONS
================================================================================


We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.



Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the death benefit option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.


INDEPENDENT ACCOUNTANTS

The financial statements for 2002 and 2001 included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

ACTUARIAL MATTERS

Actuarial matters included in this prospectus have been examined by Scott Allen, FSA, MAAA Product Manager Variable Products, CUNA Mutual Life Insurance Company, Waverly, Iowa.

DISTRIBUTION OF THE POLICIES


INFORMATION ABOUT THE DISTRIBUTOR. CUNA Brokerage Services, Inc. ("CUNA Brokerage") is responsible for distributing the Policies pursuant to a distribution agreement with us. CUNA Brokerage serves as principal underwriter for the Policies. CUNA Brokerage, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by CUNA

Mutual, is located at 5910 Mineral Point Road, Madison, Wisconsin, 53705-4456. CUNA Brokerage is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

CONTINUOUS OFFERING. We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.


DESCRIPTION OF SELLING NETWORK. CUNA Brokerage offers the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services up to the amounts disclosed in the prospectus. CUNA Brokerage may pay additional compensation from its own resources to broker-dealers based on the level of Policy sales or premium payments. All sales representatives who sell the Policy are licensed as insurance agents and appointed by CUNA.


COMPENSATION RECEIVED. CUNA Brokerage received sales compensation with respect to the Policies in the following amounts during the periods indicated:


Fiscal year       Aggregate Amount of      Aggregate Amount of Commissions Retained
                  Commissions Paid to      by CUNA Brokerage After Payments to its
                  CUNA Brokerage*          Registered Persons and Other Broker-Dealers
2000              $                        $
2001              $                        $
2002              $                        $


*     Includes sales compensation paid to registered persons of CUNA Brokerage.


CUNA Brokerage passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with CUNA Brokerage, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for CUNA Brokerage' operating and other expenses.


COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE SALES PERSONNEL. Because sales representatives of the Company Brokerage are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, CUNA Brokerage sales representatives who meet certain our productivity, persistency and length of service standards may be eligible for additional compensation.

ADDITIONAL COMPENSATION PAYABLE TO SELLING BROKER-DEALERS. We may pay certain broker-dealers an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other additional compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their Policy sales expenses.

SOURCE OF REVENUE FOR SALES COMPENSATION. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions. [For payments made under an arrangement or policy applicable to dealers generally. During the last fiscal year, in addition to paying the regular sales commissions, the maximum amount of which is described in the Prospectus, to all broker-dealers of record on the sale of the Policies, CUNA Brokerage paid ______, a broker dealer located at 2000 Heritage Way, Waverly, Iowa 50677, $ __ with respect Policy sales.





RECORDS


We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Home Office.








STATE REGULATION

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

EXPERTS


The Financial Statements listed on page F-1 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.



Actuarial matters included in the prospectus and/or SAI have been examined by Scott Allen, FSA, MAAA, AVP Member Services, CUNA Mutual Life Insurance Company, Waverly, Iowa.


INFORMATION ABOUT THE COMPANY


The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, we changed our name to "Century Life of America."
On January 1, 1997, we changed our name to "CUNA Mutual Life Insurance Company."


The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of our directors are also directors of CUNA Mutual and many of our senior executive officers hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective owners retain their voting rights.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series Fund).


Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.



THE INTEREST BEARING ACCOUNT



The Interest Bearing Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.


ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS


The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.



Shares of the Funds, other than Ultra Series Fund, may be sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and Statement of Additional Information.



Currently, Ultra Series Fund sells shares in "mixed funding" arrangements and directly to qualified pension and retirement plans sponsored by CUNA Mutual Group.

FINANCIAL STATEMENTS

                          [INSERT FINANCIAL STATEMENTS]

APPENDIX A - FIRST YEAR DEFERRED SALES CHARGES PER 1,000 OF SPECIFIED AMOUNT



     ISSUE AGE          MALE COMPOSITE               FEMALE COMPOSITE
         0                   0.95                          0.87
         1                   1.07                          0.99
         2                   1.19                          1.11
         3                   1.30                          1.22
         4                   1.42                          1.34
         5                   1.54                          1.46
         6                   1.70                          1.59
         7                   1.88                          1.72
         8                   2.06                          1.85
         9                   2.24                          1.98
        10                   2.39                          2.11
        11                   2.51                          2.23
        12                   2.62                          2.35
        13                   2.71                          2.46
        14                   2.80                          2.57
        15                   2.88                          2.67

  ISSUE AGE                MALE                         FEMALE
                           ----                         ------
                NON TOBACCO      TOBACCO      NON TOBACCO      TOBACCO
                -----------      -------      -----------      -------
      16            2.94           2.94           2.74           2.74
      17            2.99           2.99           2.80           2.80
      18            3.03           3.03           2.85           2.85
      19            3.10           3.10           2.92           2.92
      20            3.21           3.24           3.03           3.05
      21            3.37           3.49           3.18           3.28
      22            3.56           3.74           3.37           3.51
      23            3.78           4.00           3.57           3.75
      24            4.03           4.25           3.79           3.98
      25            4.29           4.50           4.02           4.21
      26            4.57           4.79           4.26           4.51
      27            4.88           5.11           4.51           4.85
      28            5.21           5.45           4.77           5.22
      29            5.55           5.82           5.05           5.59
      30            5.89           6.18           5.33           5.95
      31            6.23           6.54           5.63           6.31
      32            6.59           6.91           5.93           6.68
      33            6.95           7.30           6.25           7.04
      34            7.32           7.70           6.57           7.42
      35            7.71           8.13           6.90           7.79


         Note: Preferred and Standard Policies use the same deferred sales charge.

  ISSUE AGE                MALE                         FEMALE
                           ----                         ------
                NON TOBACCO      TOBACCO      NON TOBACCO      TOBACCO
                -----------      -------      -----------      -------
      36            8.11           8.58           7.22           8.17
      37            8.53           9.05           7.55           8.55
      38            8.95           9.54           7.88           8.94
      39            9.40          10.07           8.22           9.32
      40            9.87          10.62           8.58           9.70
      41           10.36          11.21           8.96          10.06
      42           10.86          11.82           9.35          10.41
      43           11.39          12.46           9.76          10.76
      44           11.94          13.14          10.18          11.12
      45           12.53          13.86          10.64          11.52
      46           13.14          14.61          11.10          11.92
      47           13.76          15.39          11.56          12.30
      48           14.41          16.21          12.06          12.73
      49           15.12          17.08          12.62          13.25
      50           15.91          18.00          13.28          13.91
      51           16.79          19.00          14.07          14.77
      52           17.74          20.07          14.98          15.79
      53           18.74          21.18          15.94          16.89
      54           19.78          22.31          16.92          18.00
      55           20.83          23.43          17.86          19.04
      56           21.85          24.48          18.70          19.96
      57           22.84          25.47          19.49          20.80
      58           23.88          26.50          20.30          21.65
      59           25.04          27.68          21.20          22.59
      60           26.39          29.11          22.30          23.71
      61           27.01          29.87          23.08          24.53
      62           27.42          30.48          23.84          25.32
      63           27.73          31.00          24.55          26.06
      64           28.04          31.50          25.20          26.71
      65           28.45          32.05          25.75          27.25
      66           28.96          32.58          26.18          27.60
      67           29.50          33.05          26.49          27.78
      68           30.07          33.55          26.74          27.91
      69           30.70          34.19          27.00          28.07
      70           31.39          35.07          27.31          28.39
      71           32.25          36.52          27.72          29.01
      72           33.12          37.97          28.12          29.64
      73           33.98          39.41          28.53          30.26
      74           34.85          40.86          28.93          30.89
      75           35.71          42.31          29.34          31.51


         Note: Preferred and Standard Policies use the same deferred sales charge.

APPENDIX B - DEATH BENEFIT RATIO




The Death Benefit Ratio required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.




                  Attained Age      |    Death Benefit Ratio
                  ------------------------------------------
                  0-40              |     2.50
                  41                |     2.43
                  42                |     2.36
                  43                |     2.29
                  44                |     2.22
                  45                |     2.15
                  ------------------------------------------
                  46                |     2.09
                  47                |     2.03
                  48                |     1.97
                  49                |     1.91
                  50                |     1.85
                  ------------------------------------------
                  51                |     1.78
                  52                |     1.71
                  53                |     1.64
                  54                |     1.57
                  55                |     1.50
                  ------------------------------------------
                  56                |     1.46
                  57                |     1.42
                  58                |     1.38
                  59                |     1.34
                  60                |     1.30
                  ------------------------------------------
                  61                |     1.28
                  62                |     1.26
                  63                |     1.24
                  64                |     1.22
                  65                |     1.20
                  ------------------------------------------
                  66                |     1.19
                  67                |     1.18
                  68                |     1.17
                  69                |     1.16
                  70                |     1.15
                  ------------------------------------------
                  71                |     1.13
                  72                |     1.11
                  73                |     1.09
                  74                |     1.07
                  75-90             |     1.05
                  ------------------------------------------
                  91                |     1.04
                  92                |     1.03
                  93                |     1.02
                  94                |     1.01
                  95                |     1.00
                  ------------------------------------------

                                     PART C

                                OTHER INFORMATION


ITEM 27.  EXHIBITS

1. Board of Directors Resolution.


      a) Resolutions of the Board of Directors of CUNA Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2.    Custodian Agreements. Not Applicable

3.    Underwriting Contracts.

      a) Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

      b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

4.    Contracts.

      a. Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  i. Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  iii.  Guaranteed Insurability Rider, Form 3652.
                        Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  v. Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  vi.   Automatic Increase Rider, Form 3957 1085.
                        Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  vii. Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  viii. Juvenile Rider, Form 6012. Incorporated herein by
                        reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  xi. Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

            b. Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  i. Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  ii. 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number 17 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

            c. State Variation List. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

5.    Applications.

      a) Application. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

6.    Depositor's Certificate of Incorporation and By-Laws.

      a. Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

      b. Bylaws. Incorporated herein by reference to Form S-6 post-effective amendment no. 22 (File No. 33-19718) filed with the Commission on April 29, 2002.

7.    Reinsurance Contracts. To be filed by amendment.

8.    Participation Agreement.


      a. Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996. Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. To be filed by amendment.



      b. Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated by reference to post-effective amendment number 20 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 27, 2000. Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated October 1, 2002. To be filed by amendment.



      c. Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.



      d. Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23,
            1999. Incorporated by reference to post-effective amendment number 20 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 27, 2000. Amendment to Participation Agreement MFS Variable Insurance Trust and CUNA Mutual Life Insurance Company dated October 1, 2002. To be filed by amendment.



      e. Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000.
            Amendment to Participation Agreement Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated October 1, 2002. To be filed by amendment.


9.    Administrative Contracts. Not applicable.

10.   Other Material Contracts. Not applicable.

11. Legal Opinion. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

12.   Actuarial Opinion. Not applicable.

13.   Calculations. Not applicable.

14.   Other Opinions. Not applicable.

15.   Omitted Financial Statements. No financial statements are omitted from
      Item 24.

16.   Initial Capital Agreements.  Not applicable.

17.   Redeemability Exemption.  Not applicable.

18.   Power of Attorney.  Attached herewith.

ITEM 28.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                                Position/Office
----                                ---------------

DIRECTORS

Eldon Arnold                        Director
James C. Barbre**                   Director
James L. Bryan**                    Director & Chairman of the Board
Loretta M. Burd**                   Director &  Vice Chairman
Ralph B. Canterbury**               Director
Rudolf J. Hanley**                  Director
Jerald R. Hinrichs**                Director
Tom Jones                           Director
Michael B. Kitchen**                Director
Brian L. McDonnell**                Director &  Second Vice Chairman
C. Alan Peppers**                   Director
Neil A. Springer**                  Director
Farouk D.G. Wang**                  Director
Larry T. Wilson**                   Director

EXECUTIVE OFFICERS

[Vacant]                            CUNA Mutual Life Insurance Company*
                                    Chief Officer - Sales & Marketing

Michael S. Daubs**                  CUNA Mutual Life Insurance Company*
                                    Chief  Officer - Investments

James M. Greaney**                  CUNA Mutual Life Insurance Company*
                                    Chief Officer -  Credit Union Enterprise

Steven A. Haroldson                 CUNA Mutual Life Insurance Company
                                    Chief Officer - Technology

Jeffrey D. Holley                   CUNA Mutual Life Insurance Company
                                    Chief Officer - Finance

Michael B. Kitchen**                CUNA Mutual Life Insurance Company*
                                    President and Chief Executive Officer

Reid A. Koenig***                   CUNA Mutual Life Insurance Company*
                                    Chief Officer - Operations
Daniel E. Meylink, Sr.**            CUNA Mutual Life Insurance Company*
                                    Chief Officer - Members  Enterprise

Faye Patzner**                      CUNA Mutual Life Insurance Company*
                                    Chief Officer - Legal

* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

***  Principal place of business is 2000 Heritage Way, Waverly, Iowa 50677.


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   SEE ORGANIZATION CHARTS ON FOLLOWING PAGE.

                         CUNA Mutual Insurance Society
                 Organizational Chart As Of November 14, 2002

CUNA Mutual Insurance Society
Business:  Life, Health & Disability Insurance
May 20, 1953*
State of domicile:  Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.    CUNA Mutual Investment Corporation
      Business:  Holding Company
      October 15, 1972*
      State of domicile:  Wisconsin

      CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

            a.    CUMIS Insurance Society, Inc.
                  Business:  Corporate Property/Casualty Insurance
                  May 23, 1960*
                  State of domicile:  Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                        (1)   Credit Union Mutual Insurance Society New Zealand
                              Ltd.
                              Business:  Fidelity Bond Coverage
                              November 1, 1990*
                              Country of domicile:  New Zealand
                              Incorporated in New Zealand on November 25, 1977 Purchased from New Zealand League on November
                              1, 1990

            b.    CUNA Brokerage Services, Inc.
                  Business:  Brokerage
                  July 19, 1985*
                  State of domicile:  Wisconsin

            c.    CUNA Mutual General Agency of Texas, Inc.
                  Business:  Managing General Agent
                  August 14, 1991*
                  State of domicile:  Texas

            d.    MEMBERS Life Insurance Company
                  Business:  Credit Disability/Life/Health
                  February 27, 1976*
                  State of domicile:  Wisconsin
                  Formerly CUMIS Life & CUDIS

            e.    International Commons, Inc.
                  Business:  Special Events
                  January 13, 1981*
                  State of domicile:  Wisconsin

            f.    CUNA Mutual Mortgage Corporation
                  Business:  Mortgage Servicing
                  November 20, 1978* Incorporated
                  December 1, 1995 Wholly Owned
                  State of domicile:  Wisconsin

            g.    CUNA Mutual Insurance Agency, Inc.
                  Business:  Leasing/Brokerage
                  March 1, 1974*
                  State of domicile:  Wisconsin
                  Formerly CMCI Corporation

                  CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

                        (1)   CUNA Mutual Insurance Agency of Alabama, Inc.
                              Business:  Property & Casualty Agency
                                  May 27, 1993
                              State of domicile:  Alabama

                        (2)   CUNA Mutual Insurance Agency of New Mexico, Inc.
                              Business:  Brokerage of Corporate & Personal
                              Lines
                                 June 10, 1993*
                              State of domicile:  New Mexico

                        (3)   CUNA Mutual Insurance Agency of Hawaii, Inc.
                              Business:  Property & Casualty Agency
                                 June 10, 1993*
                              State of domicile:  Hawaii

                        (4)   CUNA Mutual Casualty Insurance Agency of
                                Mississippi, Inc.
                              Business:  Property & Casualty Agency
                                 June 24, 1993*
                              State of domicile:  Mississippi

                        (5)   CUNA Mutual Insurance Agency of Kentucky, Inc.
                              Business:  Brokerage of Corporate & Personal
                              Lines
                                October 5, 1994*
                              State of domicile:  Kentucky

                        (6)   CUNA Mutual Insurance Agency of Massachusetts,
                              Inc.
                              Business:  Brokerage of Corporate & Personal
                              Lines
                              January 27, 1995*
                              State of domicile:  Massachusetts

            h.    Stewart Associates Incorporated
                  Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
                  March 6, 1998
                  State of domicile:  Wisconsin

            i.    CMG Mortgage Assurance Company
                  Formerly Investors Equity Insurance Company, Inc.
                  Business:  Private Mortgage Insurance
                  50% ownership by CUNA Mutual Investment Corporation
                  50% ownership by PMI Mortgage Insurance Company
                  Incorporated in California on March 3, 1969
                  Acquired by CUNA Mutual Investment Corporation April 14,
                  1994
                  State of domicile:  Wisconsin

            j.    CUNA Mutual Business Services, Inc.
                  Business:  Financial Services
                  Incorporated April 22, 1974
                  Wholly owned March 6, 2000
                  State of domicile:  Wisconsin

            k.    Lending Call Center Services, LLC
                  Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
                  Incorporated June 24, 2002
                  Owned by a sole Class A Owner - APPRO Systems, Inc. Owned by a sole Class B Owner - CUNA Mutual Investment Corporation

2.    C.U.I.B.S. Pty. Ltd.
      Business:  Brokerage
      February 18, 1981*
      Country of domicile:  Australia

3.    CUNA Caribbean Insurance Society Limited
      Business:  Life and Health
      July 4, 1985*
      Country of domicile:  Trinidad and Tobago

      CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

            a.    CUNA Caribbean Insurance Services Limited
                  Business: Consultants, Advisors and Managers for Insurance & Pension Plans
                  Incorporated November 26, 1991
                  Country of domicile:  Trinidad and Tobago

4.    CUNA Mutual Australia Holding Co. Pty. Ltd.
      Business:  Holding Company
      September 17, 1999*
      Country of domicile:  Australia

      CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

            a.    CUNA Mutual Life Australia, Ltd.
                  Business:  Life Insurance
                  October 15, 1999
                  Country of domicile:  Australia

5.    CUNA Mutual Group, Limited
      Business:  Brokerage
      May 27, 1998
      Country of domicile:  U.K.

*    Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.    C.U. Family Insurance Services, Inc./Colorado
      50% ownership by CUNA Mutual Insurance Agency, Inc.
      50% ownership by Colleague Services Corporation
      September 1, 1981

2.    C.U. Insurance Services, Inc./Oregon
      50% ownership by CUNA Mutual Insurance Agency, Inc.
      50% ownership by Oregon Credit Union League
      December 27, 1989

3.    The CUMIS Group Limited
      63.3% ownership by CUNA Mutual Insurance Society
      December 31, 1991

      The CUMIS Group Limited is the 100% owner of the following companies:

            a.    CUMIS Life Insurance Company
                  Business: Creditor Group, Individual Life and Disability Insurance
                  January 1, 1977
                  Country of domicile:  Canada

            b.    CUMIS General Insurance Company
                  Business:  Property & Casualty Insurance
                  July 1, 1980
                  Country of domicile:  Canada

            c.    MemberCARE Financial Services Limited
                  Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program August 1, 1993
                  Country of domicile:  Canada

            d.    MemberCARE Financial Services Partnership
                  Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company.
                  January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%. Country of domicile: Canada

            e.    Canadian Northern Shield Insurance Company
                  Business:  Property & Casualty Insurance
                  February 1, 1985
                  Country of domicile:  British Columbia, Canada

            f.    CUMIS Services Limited
                  Business:  Acquisitions and Insurance Agency Management
                  Services
                  June 1, 2000
                  Country of domicile:  Canada

            g.    WESTCU Insurance Services Limited
                  Business:  Insurance Agency Management
                  June 21, 2000
                  Country of domicile:  Westminster, Canada

4.    MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
      50% ownership by CUNA Mutual Investment Corporation
      50% ownership by CUNA Mutual Life Insurance Company
      January 1, 1992

5.    CUNA Mutual Insurance Agency of Ohio, Inc.
      1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
      99% of value owned by CUNA Mutual Insurance Agency, Inc. DUE to Ohio regulations, CUNA Mutual Insurance Agency, Inc. Holds no voting stock in this corporation.
      June 14, 1993

6.    CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
      Company)
      50% ownership by CUNA Mutual Investment Corporation
      50% ownership by PMI Mortgage Insurance Company
      April 14, 1994

7.    Cooperators Life Assurance Society Limited (Jamaica)
      CUNA Mutual Insurance Society owns 122,500 shares
      Jamaica Co-op Credit Union League owns 127,500 shares
      May 10, 1990

8.    CU Interchange Group, Inc.
      Owned by CUNA Strategic Services, Inc. and various state league organizations
      December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

9.    CMG Mortgage Reinsurance Company
      50% ownership by CUNA Mutual Investment Corporation
      50% ownership by PMI Insurance Company
      July 26, 1999

10.   Credit Union Service Corporation
      Atlanta, Georgia
      Owned by Credit Union National Association, Inc. and 18 state league organizations
      March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

11. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

      CUNA Mutual Australia Limited is the 100% owner of the following companies:

            a. CUNA Mutual Insurance Brokers Pty Limited (formerly NCUIS Insurance Brokers Pty Limited)
                  Business: Provides Insurance Brokerage Capability

            b. CUNA Mutual Underwriting (Agencies) Pty Limited (formerly NCUIS Underwriting (Agencies) Pty Limited), which itself is a wholly-owned subsidiary of CUNA Mutual Insurance Brokers Pty Limited
                  Business:  Provides Insurance Brokerage Capability

            c. CUNA Mutual Technology Services Australia Pty Limited (formerly Direct Insurance Network International Pty Limited)
                  Business: Provides Technology Solutions in Support of Our Insurance Operations

12.   CUNA Strategic Services, Inc.
      CUNA Mutual Insurance Society owns 200.71 shares
      December 31, 1999

Partnerships

1.    CM CUSO Limited Partnership, a Washington Partnership
      CUMIS Insurance Society, Inc. - General Partner
      Credit Unions in Washington - Limited Partners
      June 14, 1993

1.     "Sofia LTD." (Ukraine)
      99.96% ownership by CUNA Mutual Insurance Society .04% ownership by CUMIS Insurance Society, Inc.
      March 6, 1996

2.    'FORTRESS' (Ukraine)
      80% ownership by "Sofia LTD."
      19% ownership by The Ukrainian National Association of Savings and Credit Unions
      1% ownership by Service Center by UNASCU
      September 25, 1996

3.    MEMBERS Development Company LLC
      49% ownership by CUNA Mutual Investment Corporation
      51% ownership by Credit Unions & CUSOs
      September 24, 1999

4. The Center for Credit Union Innovation LLC 33.3% ownership by CUNA Mutual Insurance Society 33.3% ownership by CUNA & Affiliates 33.3% ownership by American Association of Credit Union Leagues January 5, 2000

5.    HRValue Group LLC
      49% ownership by CUNA Mutual Investment Corporation 51% ownership by Leagues & League Service Organizations December 1, 2000

Affiliated (Nonstock)

1.    CUNA Mutual Group Foundation, Inc.
      July 5, 1967

2.    CUNA Mutual Life Insurance Company
      July 1, 1990

                      CUNA Mutual Life Insurance Company
                 Organizational Chart As Of November 14, 2002

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End:  December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.    MEMBERS Capital Advisors, Inc.
      An Iowa Business Act Corporation
      50% ownership by CUNA Mutual Life Insurance Company 50% ownership by CUNA Mutual Investment Corporation July 16, 1982

      MEMBERS Capital Advisors, Inc. is the investment adviser of:
      Ultra Series Fund
      MEMBERS Mutual Funds

2.    Plan America Program, Inc.
      A Maine Business Act Corporation
      100% ownership by CUNA Mutual Life Insurance Company
      March 9, 1995

3.    CMIA Wisconsin, Inc.
      A Wisconsin Business Act Corporation
      100% ownership by CUNA Mutual Life Insurance Company
      May 29, 1998

4.    League Insurance Agency, Inc.
      (Wholly owned by CMIA Wisconsin, Inc.)
      Business:  Insurance Agency
      Incorporated on August 16, 1973
      Acquired on August 31, 2000
      State of domicile:  Connecticut

      League Insurance Agency is the 100% owner of the following subsidiary:

            a.    Member Protection Insurance Plans
                  Business:  Insurance Agency
                  Incorporated on August 21, 1991
                  Acquired on August 31, 2000
                  State of domicile:  Connecticut

ITEM 30. INDEMNIFICATION

Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31. PRINCIPAL UNDERWRITER

CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

Officers and Directors of CUNA Brokerage.

Name and Principal             Positions and Offices           Positions and Offices
Business Address               With the Underwriter            With Registrant
------------------             --------------------            ------------------

Grael B. Barker                Director                        None

Laurie Carlson*                Assistant Secretary             Law Specialist I

Timothy L. Carlson**           Assistant Treasurer             None

David S. Emery                 Vice President                  Division Vice President Credit
9500 Cleveland Ave. #210                                       Union Services
Rancho Cucamonga, CA 91730

Dennis J. Godfrey              Director                        None

James E. Gowan*                Director                        Vice President Relationship
                                                               Management Sales
Kevin T. Lenz*                 Director                        Senior VP, Member Marketing &
                                                               Sales

Tracy K. Lien*                 Assistant Secretary             Recording Secretary/Technical
                                                               Writer

Timothy Halevan**              Chief Compliance Officer        None

John W. Henry*                 Director & Vice President       Vice President

Michael G. Joneson*            Secretary & Treasurer           Forecasting & Planning Vice
                                                               President, Finance

Marcia L. Martin**             PresidentPresident Broker/
                               Dealer Ops

Faye A. Patzner*               Vice President - General        Chief Officer - Legal
                               Counsel

Mark T. Warshauer*             Director                        Sr. VP, Sales & Marketing &
Client Services

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 27(3)(a). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2001, was $18,250,080.00. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

      (1)              (2)              (3)              (4)            (5)
    NAME OF     NET UNDERWRITING
   PRINCIPAL     DISCOUNTS AND      COMPENSATION      BROKERAGE
  UNDERWRITER     COMMISSIONS      ON REDEMPTION     COMMISSIONS    COMPENSATION
  -----------     -----------      -------------     -----------    ------------

CUNA Brokerage       [____]          [____]          [____]          [___]
   Services

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

      All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 33. MANAGEMENT SERVICES

      All management contracts are discussed in Part A or Part B.

ITEM 34. FEE REPRESENTATION

      The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, CUNA Mutual Life Variable Account, certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11th day of February, 2003.


                              CUNA MUTUAL LIFE VARIABLE ACCOUNT (REGISTRANT) BY CUNA MUTUAL LIFE INSURANCE COMPANY



                              By:   /s/Michael B. Kitchen
                                    ------------------------------
                                    Michael B. Kitchen
                                    President



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, CUNA Mutual Life Variable Account, certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11th day of February, 2003.


                              CUNA MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)



                              By:   /s/Michael B. Kitchen
                                    ------------------------
                                    Michael B. Kitchen
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE             DATE       SIGNATURE AND TITLE           DATE

/S/JAMES C. BARBRE        *               /S/ Michael B. Kitchen         2/11/03
--------------------------     -------    ----------------------------   -------
James C. Barbre, Director                 Michael B. Kitchen,
                                          Director

/S/ROBERT W. BREAM        *               /S/BRIAN L. MCDONNELL       *
--------------------------     -------    ----------------------------   -------
Robert W. Bream, Director                 Brian L. McDonnell,
                                          Director

/S/JAMES L. BRYAN         *               /S/C. ALAN PEPPERS          *
--------------------------     -------    ----------------------------   -------
James L. Bryan, Director                  C. Alan Peppers, Director

/S/LORETTA M. BURD        *               /S/NEIL A. SPRINGER         *
--------------------------     -------    ----------------------------   -------
Loretta M. Burd, Director                 Neil A. Springer,
                                          Director

/S/RALPH B. CANTERBURY    *               /s/Margaret Gallardo-Cortez *  2/11/03
--------------------------     -------    ----------------------------   -------
Ralph B. Canterbury,                      Margaret Gallardo-Cortez,
Director                                  Attorney-In-Fact

/S/RUDOLF J. HANLEY       *               /S/FAROUK D. G. WANG        *
--------------------------     -------    ----------------------------   -------
Rudolf J. Hanley, Director                Farouk D. G. Wang,
                                          Director

/S/JERALD R. HINRICHS     *               /S/LARRY T. WILSON          *
--------------------------     -------    ----------------------------   -------
Jerald R. Hinrichs, Director           Larry T. Wilson, Director

*    Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                               DATE

/s/ Jeffrey D. Holley                                    2/11/03
------------------------------------         ---------------------
Jeffrey D. Holley
Chief Financial Officer

/s/ Michael B. Kitchen                                   2/11/03
------------------------------------         ---------------------
Michael B. Kitchen
President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBITS


18.  POWERS OF ATTORNEY.  ATTACHED HEREWITH.